                                                      Registration No. 33-46137


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

             Pre-effective Amendment No.     [   ]
             Post-effective Amendment No.    [ 6 ]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                               Amendment No. [ 9 ]


                  CADRE NETWORK HEALTH FINANCIAL SERVICES TRUST
               (Exact name of Registrant as Specified in Charter)

                        7901 STONERIDGE DRIVE, SUITE 500
                          PLEASANTON, CALIFORNIA 94588
               (Address of Principal Executive Office) (ZIP Code)

                  Registrant's Telephone Number: (510) 460-5444

                                William K. Piche
                        7901 Stoneridge Drive, Suite 500
                          Pleasanton, California 94588
                     (Name and Address of Agent for Service)

                                    Copy to:
                                William G. Pusch
                              Davis Wright Tremaine
                     2600 Century Square, 1501 Fourth Avenue
                             Seattle, WA 98101-1688


It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b)

[ ]  on [date] pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[x]  on April 30, 1997 pursuant to paragraph (a)(1) of Rule 485

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on [date] pursuant to paragraph (a)(2) of Rule 485

[x] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

An indefinite number of shares has been registered by this Registration Statement pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Form 24F-2 was filed on February 25, 1997 for the fiscal year ending December 31, 1996.

                              CADRE NETWORK HEALTH
                            FINANCIAL SERVICES TRUST

                              CROSS-REFERENCE SHEET

                       Between Items Enumerated in Part A
                           of Form N-1A and Prospectus

ITEM NUMBER                                                 LOCATION
OF FORM N-1A                                                IN PROSPECTUS

1.      Cover Page                                          Cover Page

2.      Synopsis                                            Expense Summary

3.      Condensed Financial                                 Financial Highlights
        Information

4.      General Description                                 The Trust; Eligible
        of Registrant                                       Participants:  Description of
                                                            the Fund

5.      Management of Fund                                  Management of the Fund

6.      Capital Stock and                                   General Information
        Other Securities

7.      Purchase of Securities                              How to Invest in the Fund
        Being Offered

8.      Redemption or                                       Redemptions
        Repurchase

9.      Pending Legal Proceedings                           *


                       Between Items Enumerated in Part B
              of Form N-1A and Statement of Additional Information

ITEM NUMBER                                                 LOCATION IN STATEMENT
OF FORM N-1A                                                OF ADDITIONAL INFORMATION


10.     Cover Page                                          Cover Page

11.     Table of Contents                                   Table of Contents

12.     General Information                                 *
        and History

13.     Investment Objectives                               Investment Objective and
        and Policies                                        Management Policies

14.     Management of the Fund                              Management of the Fund

15.     Control Persons and                                 Management of the Fund
        Principal Holders of
        Securities

16.     Investment Advisory                                 Management Agreement;
        and Other Services                                  Consulting Agreements

17.     Brokerage Allocation                                Portfolio Transactions
        and Other Practices

18.     Capital Stock and                                   Information About the Fund
        Other Securities

19.     Purchase, Redemption                                Determination of Net Asset
        and Pricing of                                      Value
        Securities Being
        Offered

20.     Tax Status                                          *

21.     Underwriters                                        Distribution Agreement

22.     Calculation of                                      Fund Performance
        Performance Data

23.     Financial Statements                                Financial Statements


----------------------

* Omitted since answer is negative or inapplicable

                               PART A - PROSPECTUS

PROSPECTUS                                                        April 30, 1997


                    CADRE NETWORK HEALTH FINANCIAL SERVICES
                               LIQUID ASSET FUND

        The Cadre Network Health Financial Services Liquid Asset Fund (the "Fund") is an investment portfolio of the Cadre Network Health Financial Services Trust (the "Trust"), which is an open-end, diversified management investment company. The Fund operates as a money market mutual fund, with the goal to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Fund is limited to investors who are either a hospital, health system, health facility, medical group, health insuring organization, or other health care institution, provider or payor.

        Participants may invest or redeem shares at any time without charge or penalty. Free and unlimited checkwriting redemption privileges are available to Participants.

        An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

        This Prospectus sets forth concisely information about the Fund that a person should know before investing. It should be read and retained for future reference. Additional information about the Fund, contained in the Statement of Additional Information dated April 30, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. For a free copy, write to the address or call the telephone number listed under "General Information" in this Prospectus.

                               TABLE OF CONTENTS
EXPENSE SUMMARY .....................................................   2
FINANCIAL HIGHLIGHTS ................................................   3
THE TRUST; ELIGIBLE PARTICIPANTS ....................................   3
DESCRIPTION OF THE FUND .............................................   3
HOW TO INVEST IN THE FUND ...........................................   6
REDEMPTIONS .........................................................   7
SHAREHOLDER SERVICES ................................................   8
MANAGEMENT OF THE FUND ..............................................   8
YIELD INFORMATION ...................................................  10
DISTRIBUTIONS AND TAXES .............................................  10
GENERAL INFORMATION .................................................  11

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                EXPENSE SUMMARY

        The purpose of the following table is to assist you in understanding the various costs and expenses borne by the Fund, and therefore indirectly by investors, the payment of which will reduce investors' return on an annual basis.

ANNUAL FUND OPERATING EXPENSES

(as a percentage of average daily net assets)

Management Fees (After Reimbursement)(1).............................. .37%
Other Expenses (After Reimbursement)(2)............................... .28%
Total Fund Operating Expenses (After Reimbursement)(3)................ .65%
----------
(1) Management fees are payable at an annual rate of .40% for the first $250,000,000 of the average daily net assets, .3675% of the next $250,000,000 of such assets, and .3350% of such assets in excess of $500,000,000. Subject to revision or termination upon 90 days' notice to the Fund, Cadre Financial Services, Inc. ("Cadre Financial") has agreed not to impose all or a portion of its management fee and to take other action, to the extent necessary, to maintain the annualized expenses at not more than 85% of average net assets of the Fund. While annualized expenses during fiscal year 1996 were less than .85% of the Fund's average net assets, Cadre Financial voluntarily waived a portion of its management fee. If such waiver had not been in effect, Total Fund Operating Expenses would have been .68% of average net assets, and the total expenses that an investor would pay on a $1,000 investment, assuming a 5% annual return and redemption after one, three, five and ten years, would be $6.97, $21.97, $38.51 and $87.67, respectively.

(2) Other Expenses include custodian, legal, audit, reimbursement of organizational expenses, insurance and trustee expenses paid to non-interested parties. See "Management of the Fund--Trust Expenses."

(3) Based on the level of total Fund operating expenses listed above, total expenses would be:

EXAMPLE                                                          1 YEAR        3 YEARS        5 YEARS       10 YEARS
-------                                                          ------        -------        -------       --------

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
of each time period............................................  $6.66         $21.01         $36.82        $83.80

        The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. While the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%. It also assumes annual operating expenses are at .65% of average daily net assets, the actual expense level during fiscal year 1996. If management fees are at an annual rate of .03% had not been waived, annual operating expenses would have been .68% of average daily net assets.

        Management fees are payable to Cadre Financial Services, Inc. ("Cadre Financial") for managing the Fund's investments and business affairs and distributing its shares. Cadre Financial has agreed to reimburse the Fund if and to the extent that total operating expenses (including the management and distribution fees, but excluding interest, taxes, and extraordinary expenses) exceed an annual rate of .85% of the Fund's average daily net assets. Please refer to footnote (1) above and "Management of the Fund" for further information.

                              FINANCIAL HIGHLIGHTS

        The financial information in the table below for the years ended December 31, 1995 and December 31, 1996 has been audited by Price Waterhouse LLP, independent auditors, whose report for the year ended December 31, 1996 is included in the Statement of Additional Information, and for the years ended December 31, 1993 and December 31, 1994, and for the period November 1, 1992 (commencement of operations) through December 31, 1992 has been audited by KPMG Peat Marwick LLP, independent auditors.

                                                                      YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------      PERIOD ENDED
                                                              1996        1995       1994        1993     DECEMBER 31, 1992
                                                            --------     -------    -------     -------   -----------------
Per Share Data:
    Net asset value, beginning of period.................    $ 1.000     $ 1.000     $ 1.000     $ 1.000       $ 1.000
    Net investment income................................      0.048       0.058       0.042       0.030         0.006
    Less Distributions...................................     (0.048)     (0.058)     (0.042)     (0.030)       (0.006)
                                                             -------     -------     -------     -------       -------
                                                             $ 1.000     $ 1.000     $ 1.000     $ 1.000       $ 1.000
                                                             =======     =======     =======     =======       =======
    Total Return.........................................       5.00%       5.83%       5.83%       3.06%         0.54%*

Ratio to Average Net Assets (Annualized Basis):
    Expenses, before reimbursement/waiver................       0.68%       0.67%       1.24%       1.58%         3.40%
    Expenses, net of reimbursement/waiver................       0.65%       0.27%       0.26%       0.19%         0.00%
    Net investment income, before reimbursement/waiver...       4.78%       6.05%       3.24%       1.61%        (0.04%)
    Net investment income, net of reimbursement/waiver...       4.81%       5.78%       4.22%       3.00%         3.36%
    Net Assets at end of period (in thousands)...........    $40,085     $41,864     $20,540     $ 8,914       $ 5,128
                                                             =======     =======     =======     =======       =======

-----------
* Unannualized

                        THE TRUST; ELIGIBLE PARTICIPANTS

        The Cadre Network Health Financial Services Trust (the "Trust") is a California trust. The Fund is an investment portfolio of the Trust. Only hospitals, health systems, health facilities, medical groups, health insuring organizations, and other health care institutions, providers or payors are eligible to invest in the Fund.

                            DESCRIPTION OF THE FUND

        INVESTMENT OBJECTIVE. The objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. There an be no assurance that the Fund's investment objective will be achieved. Securities in which the Fund will invest will be of high quality and may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

        MANAGEMENT POLICIES. To achieve its goal, the Fund invests in short-term money market instruments, consisting exclusively of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, time deposits and certificates of deposit, bankers' acceptances, repurchase agreements and high grade corporate obligations, including commercial paper, corporate bonds, and notes with remaining maturities of 13 months or less.

        The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the Investment

Company Act of 1940, certain requirements of which are summarized in the following paragraphs. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. The Board of Trustees will review the Fund's holdings to determine whether the net asset value calculated by using available market quotations deviates from $1.00 per share. See "Determination of Net Asset Value" in the Fund's Statement of Additional Information.

        The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only instruments having remaining maturities of 13 months or less. It will invest only in U.S. dollar denominated securities which present minimal credit risks, as determined in accordance with procedures established by the Board of Trustees, and which are high-quality securities. To be considered high quality, a security must be issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; or be rated in one of the highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization); or, if unrated, be of comparable quality as determined in accordance with procedures established by the Board of Trustees. No assets may be invested in securities rated only in the second highest such rating category or, if unrated, only of comparable quality. The nationally recognized statistical rating organizations currently rating instruments of the type the Fund may purchase are Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc., and Fitch Investors Services, Inc. Their rating criteria are described in the Appendix to the Fund's Statement of Additional Information.

        In addition, the Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts issued by, a single issuer, except that (i) the Fund may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Fund may invest in obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Fund's total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. As to each security, these percentages are measured at the time the Fund purchases the security. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Fund's Statement of Additional Information.

PORTFOLIO SECURITIES.

        U.S. Government Securities. U.S. government securities are obligations of, or are guaranteed by, the U.S. government, its agencies or instrumentalities. These include bills, certificates or indebtedness, notes, and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. government. Some U.S. government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations, and others, such as those of the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. While the U.S. government provides financial support to U.S. government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not an obligation by law. The Fund will invest in such securities only when the Fund is satisfied that the credit risk with respect to the issuer is minimal. Also, U.S. government obligations and guaranteed obligations will have fluctuating market values.

        Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

        Certificates of Deposit. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

        Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

        Repurchase Agreements. Repurchase agreements involve the acquisition by the Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at a fixed price. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Cadre Financial will monitor on a daily basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. Cadre Financial will consider on an ongoing basis and in accordance with guidelines established by the Board of Trustees the creditworthiness of the institutions with which the Fund enters into repurchase agreements.

        Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund may consist of direct obligations issued by domestic and foreign entities.

        Corporate Bonds. Corporate bonds and medium term notes are normally unsecured debt obligations of the issuer with original terms to maturity in excess of one year. However, the Fund will not purchase any such corporate obligations which have a remaining maturity in excess of 13 months. The Fund will not invest in floating or variable rate demand obligations or in securities that are not readily marketable.

        Lending of Securities. Security loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages, or other securities transactions. Loans of securities will be made in strictest conformity with applicable federal and state rules and regulations. Since there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by Cadre Financial to be of good standing and will not be made unless, in the judgment of Cadre Financial, the consideration to be earned from such loans would justify the risk.

        CERTAIN FUNDAMENTAL POLICIES. The Fund (i) will not borrow money in an amount that exceeds 33 1/3% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made, but within such limit will borrow from banks only for temporary or emergency (not leveraging or investment) purposes or by engaging in reverse repurchase agreements (and when borrowings exceed 5% of the value of the Fund's assets, the Fund will not make any additional investments); (ii) will not pledge its assets in an amount which exceeds 33-1/2% of the value of its total assets, and within such limit will pledge assets only to secure borrowings for temporary or emergency purposes; (iii) will not invest more than 10% of its total assets in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market; (iv) except in the case of securities issued or guaranteed by the U.S. Government, will not invest more than 5% of its total assets in the securities of any one issuer; (v) will not lend any security or make any other loan if, as a result, more than 33-1/2% of the Fund's total assets would be lent to other parties, except (a) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities; and (vi) under normal conditions, may invest more than 25% of its total assets in obligations issued by domestic banks, and may invest up to 2% of its total assets in the securities of issuers in a single industry, provided that there is no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph described certain fundamental policies of the Fund which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting shares. See "Investment Objective and Management Policies" in the Statement of Additional Information for other fundamental policies of the Fund.

        The Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since the Fund usually does not pay brokerage commissions when it purchases short-term debt obligations. The value of the portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its purchase cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

        RISK FACTORS. The Fund's portfolio will be affected by general changes in interest rates which will result in increases or decreases in the value of the securities held by the Fund. The market value of the securities in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities. The risks associated with lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. To the extent the Fund invests in obligations of foreign entities, there may be additional risks including future unfavorable political and economic developments, possible withholding taxes or other governmental restrictions which might adversely affect payment of principal or interest. Also, less public information may be available about foreign entities.

                           HOW TO INVEST IN THE FUND

        ELIGIBILITY FOR PARTICIPATION. Only hospitals, health systems, health facilities, medical groups, health insuring organizations, or other health care institutions, providers or payors are eligible to invest in the Fund.

        INVESTING IN THE FUND. An initial investment in the Fund must be preceded or accompanied by a properly completed registration form. A properly completed registration form must be on file when making a redemption from an account. Registrations should be forwarded to:

                         Cadre Financial Services, Inc.
                               905 Marconi Avenue
                           Ronkonkoma, New York 11779

        Participants may make an investment into their Fund account by the following two methods:

        - Wire Transfer -- Participants will begin earning on their investment the same day by calling the Fund's toll-free number 1-800-221-4524, EXT 2, by 12:00 noon New York Time provided the Fund's custodian bank receives the wire transfer through the Federal Reserve Wire System prior to its close that day.

        - Depository Transfer Check (DTC) or Automated Clearing House Credits
          (ACH) -- Participants will begin earning on their investment the following day by calling the Custodian's toll-free number 1-800-245-6524 by 5:00 p.m. New York Time, and requesting an investment through the use of a DTC or ACH instrument.

        No minimum investment is required for wire transfers, DTC's or ACH's.

        Participants making investments by use of an ACH or DTC may not redeem such investments for a period of five business days following the deposit. If a participant desires earlier withdrawal privileges, the Fund recommends use of the Federal Reserve Wire System.

                                  REDEMPTIONS

        GENERAL. Participants may request redemption of shares at any time. Redemptions requests should be transmitted to Cadre Financial Services, Inc., 905 Marconi Avenue, Ronkonkoma, New York 11779. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value. Written redemption requests must be signed by an authorized person noted on the registration form.

        Redemption proceeds of $10,000 or more will be wired to any member bank of the Federal Reserve System, for deposit in a Participant's account, in accordance with the redemption request. Amounts under $10,000 will be paid by check.

        CHECK REDEMPTION PRIVILEGE. Participants may use the Fund's unlimited checkwriting services by filling out Form B (Checkwriting Authorization Form) and signing the two custodian bank signature cards. Participants may issue checks in any dollar amount. Checks will be honored only if they are properly signed by a person authorized on the signature card. There is a charge for stop-payments or if the Fund cannot honor a redemption check due to insufficient funds or other valid reasons. Checkwriting privileges may be modified or terminated at any time by the Fund.

        REDEMPTION BY WIRE OR TELEPHONE. Shares may be redeemed by wire or telephone as long as the person requesting such withdrawal has been authorized on the registration form. Wire or telephone requests will be honored the same day as long as the Fund is notified by 12:00 noon New York Time (earnings stop the same day). The redemption proceeds will be wired to the participant's authorized bank account, so long as the amount is $10,000 or more. If less, a check will be issued in payment for the redemption. No charge is imposed for wiring redemptions proceeds.

        In order to assure that a person requesting a share redemption by telephone is authorized by a participant, the Fund will wire redemption proceeds only to bank accounts previously specified by the participant on its registration form. If the Fund fails to follow these confirmation procedures, it could be liable for losses due to unauthorized or fraudulent telephone redemption instructions.

        REDEMPTION BY AUTOMATED CLEARING HOUSE (ACH). Shares may be redeemed by use of an ACH as long as the person requesting the ACH debit is authorized on the registration form. A participant may call the Fund's toll-free number 1-800-221-4524, EXT 2, by 5:00 p.m. New York Time, and request an ACH withdrawal. Such withdrawal will become effective the following business day and will be in the Participant's designated bank account in "collected funds." Earnings on the participant's account continue the day the withdrawal request is initiated but stop the next business day. There is no minimum amount required on an ACH redemption.

                              SHAREHOLDER SERVICES

        Participants may open as many accounts with the Fund as they desire. Each account may utilize the Fund's unlimited checkwriting services.

        Participants may call the Fund's toll-free number 1-800-221-4524, EXT 2, prior to 12:00 noon New York Time any business day to make an internal transfer between their different Fund accounts the same day. (Earnings stop accruing in the account the withdrawal is made from and start in the account receiving such transfer.) Participants may call up to 5:00 p.m. New York Time to make an internal transfer for the following business day. (Earnings continue to accrue until the transfer takes place.)

        Participants will receive a daily confirmation reflecting an opening balance, activity and closing balance each day their account has activity. A monthly statement will be sent to each participant within ten days after the end of each month reflecting an opening share balance, all transactions for the month and a closing share balance. In addition, the statement will reflect the earnings for the month (also year-to-date) and capital gains for the year.

        Participants will receive the Fund's unaudited financial statements within 40 days after the end of each calendar quarter. Once a year, participants will receive the Fund's audited annual financial statements.

                             MANAGEMENT OF THE FUND

        BOARD OF TRUSTEES. The Board of Trustees of the Trust is responsible for the supervision of the management of the business and affairs of the Trust. The Board of Trustees will perform duties and undertake responsibilities similar to those of a board of directors of a corporation.

        MANAGER AND INVESTMENT ADVISER. Cadre Financial Services, Inc., located at 905 Marconi Avenue, Ronkonkoma, New York 11779, serves as the Fund's investment adviser and manager. Subject to the direction of the Board of Trustees, it is responsible for the overall management of the Trust's business and investment affairs under the terms of a Management and Investment Advisory Agreement. It is a subsidiary of AMBAC Inc., a leading insurer of municipal and structured finance obligations and provider of investment contracts and investment rate swaps to states, municipalities and municipal authorities. AMBAC Inc. is a publicly held company whose shares are traded on the New York Stock Exchange.

        On December 31, 1996, AMBAC Investment Management, Inc. acquired certain assets of the Fund's former adviser and manager and changed its name to Cadre Financial Services, Inc. Since 1995, it has served as the investment adviser of AMBAC Treasurers Trust, as registered investment company with three investment portfolios (including two money market funds) and total assets of approximately $100 million as of December 31, 1996. It also manages and is investment adviser to collective, short-term investment programs for a number of local governmental and municipal entities which had total assets of approximately $1.8 billion as of December 31, 1996. None of these programs is registered under the Investment Company Act of 1940 and prior to December 31, 1996 they were managed by the Fund's former adviser and manager.

        Cadre Financial will be paid fees monthly for its services as investment adviser and manager calculated as a percentage of the Fund's average daily assets. Such fees are payable at an annual rate of .40% for the first $250,000,000 of such assets, .3675% of the next $250,000,000, and .3350% of such assets in excess of $500,000,000.

         Subject to revision or termination upon 90 days' notice to the Fund, Cadre Financial has agreed not to impose all or a portion of its management fee and to take other action, to the extent necessary, to maintain the Fund's aggregate operating expenses (excluding interest, taxes, and extraordinary expenses) at an annual rate of not more than .85% of the average daily net assets for any fiscal year. This has the effect of lowering the overall expense ratio of the Fund and increasing the yield to the participants at the time such amounts are reimbursed. The Fund will not pay Cadre Financial at a later time for any operating expenses which have been previously reimbursed.

        DISTRIBUTOR. Cadre Securities, Inc. ("Cadre Securities"), an affiliate of Cadre Financial is the Fund's distributor. Its principal business address is 905 Marconi Avenue, Ronkonkoma, New York, 11779.

        CUSTODIAN. First Trust National Association, Pioneer Building, 6th Floor, 336 North Robert Street, St. Paul, MN 55164 is the Fund's custodian. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased are purchased or sold by the Fund.

        TRANSFER AGENT. Cadre Financial Services, Inc. is the Fund's transfer agent and dividend disbursing agent.

        CONSULTANTS. Cadre Financial has entered into a Consulting Agreement with SharePlus, Inc. ("SharePlus"). SharePlus is an affiliate of the Hospital Council of Northern and Central California, which established the Trust. It will provide management consulting, but not distribution or investment advisory, services to Cadre Financial. Cadre Financial will pay SharePlus a monthly consulting fee at an annual rate of .10% of the Fund's average daily net assets for the first $250,000,000, .0925% of the next $250,000,000, and
 .0850% of such assets in excess of $500,000,000. The Fund is not obligated to pay these fees. During the year ended December 31, 1996, SharePlus received consulting fees totalling $44,857.

        SharePlus has the right to retain health care industry associations and other persons to assist it in providing consulting services under the Consulting Agreement, and may, in its discretion, pay, or direct Cadre Financial to pay, to any such retained person a portion of the fees otherwise payable to SharePlus under the Consulting Agreement. No such arrangements are currently in effect.

        TRUST EXPENSES. Pursuant to the Management and Investment Advisory Agreement, Cadre Financial will pay all of the costs and expenses incurred to provide to the Fund the management and investment advisory services, including the expense of all employees and office space and facilities necessary to provide such services and all brokerage fees and commissions. The Fund will pay expenses not assumed by Cadre Financial, including insurance, interest and taxes, expenses of those Trustees who are not "interested persons" Cadre Financial or the Trust, legal and audit expenses and custodial fees.

        The Fund has made and will continue to make ratable reimbursement payments of its organizational expenses during the period commencing February 8, 1995 and ending July 31, 1997. Since December 31, 1996 these payments have been made to Cadre Financial.

                               YIELD INFORMATION

        From time to time the Fund advertises its yield and effective yield. Both yield figures are based on historical earning and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fund's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect.

        Yield information is useful in reviewing the Fund's performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.

        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report and other industry publications.

                            DISTRIBUTIONS AND TAXES

        DIVIDENDS. The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to Participants within each calendar year as well as on a fiscal year basis.


        Dividends from the Fund will not normally qualify for the dividends-received deduction available to corporations, since the Fund's income is primarily derived from interest income and short-term capital gains. Depending upon state law, a portion of the dividends attributable to interest income derived from U.S. Government securities may be exempt from state and local taxation. The Fund will provide information on the portion, if any, that qualifies for this exemption.

        CAPITAL GAIN DISTRIBUTIONS. The Fund may distribute short-term capital gains once a year or more often as necessary to maintain its net asset value at $1.00 per share or to comply with distribution requirements under federal tax law. The Fund does not anticipate earning long-term capital gains on securities held in its Portfolio.

        FEDERAL TAXES. Dividends derived from net investment income and short-term capital gains are taxable as ordinary income. Distributions are taxable when paid, except that distributions declared in December and paid in January are taxable as if paid on December 31, whether investors receive distributions in cash or reinvest them in additional shares. The Fund will send investors an IRS Form 1099-DIV by January 31 of each year showing their taxable distributions for the prior calendar year.

        TAX STATUS OF THE FUND. The Fund intends to qualify as "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), so that the Fund will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the Code.

        OTHER TAX INFORMATION. The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its participants and no attempt has been made to discuss the participants' tax consequences. In addition to federal taxes, participants may be subject to state or local taxes on their investment. Participants should consult their tax advisers.

        When participants sign their registration form, they will be asked to certify that their Social Security or Taxpayer Identification Number in correct and that they are not subject to back-up withholding for failing to report income to the IRS. If participants do not comply with IRS regulations, the IRS can require the Fund to withhold 20% of distributions from their account.

                              GENERAL INFORMATION

        The Trust was organized as a California trust under a Declaration of Trust dated February 12, 1992 and commenced operations on November 1, 1992. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of investment portfolios ("Portfolio") which may issue shares. The Fund does not intend to issue share certificates. The Fund is the initial Portfolio of the Trust.

        Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote of shareholders. Shares have equal voting rights, except that shares of a particular Portfolio are entitled to vote on matters affecting only that Portfolio when required by the Investment Company Act of 1940 or the matter affects an interest of less than all Portfolios. Shares do not have cumulative voting rights.

        Unless otherwise required by the Investment Company Act of 1940, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, pursuant to the Declaration of Trust, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trustees to initiate a vote of shareholders as to any matter with regard to which shareholders have a right to vote, including a meeting for the purpose of removing the Trustees. The Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees holding office at the time had been elected by shareholders.

        Cadre Financial maintains a record of share ownership and sends investors confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 905 Marconi Avenue, Ronkonkoma, New York 11779, or by calling 1-800-221-4524, EXT 2.

        NO PERSON HAS BEEN AUTHORIZE TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

MANAGER AND INVESTMENT ADVISER
AND TRANSFER AGENT
Cadre Financial Services, Inc.
905 Marconi Avenue
Ronkonkoma, New York 11779

DISTRIBUTOR
Cadre Securities, Inc.
905 Marconi Avenue
Ronkonkoma, New York 11779

CUSTODIAN
First Trust National Association
Pioneer Building, 6th Floor
336 North Robert Street
St. Paul, MN 55164

CONSULTANTS
SharePlus, Inc.
7901 Stoneridge Dr., Suite 500
Pleasanton, CA 94588

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
201 North Service Road
Melville, New York 11747

LEGAL COUNSEL
Davis Wright Tremaine
2600 Century Square
1501 Fourth Avenue
Seattle, Washington 98101-1688


======================================
             PROSPECTUS
======================================



           April 30, 1997





 CADRE NETWORK HEALTH FINANCIAL SERVICES
          LIQUID ASSET FUND



           (800) 221-4524






                [LOGO]



 CADRE NETWORK HEALTH FINANCIAL SERVICES
           LIQUID ASSET FUND

                  PART B - STATEMENT OF ADDITIONAL INFORMATION

================================================================================

            CADRE NETWORK HEALTH FINANCIAL SERVICES LIQUID ASSET FUND
                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information should be read in conjunction with the current Prospectus of the Cadre Network Health Financial Services Liquid Asset Fund (the "Fund") , an investment portfolio of the Cadre Network Health Financial Services Trust (the "Trust") dated April 30, 1997. To obtain a copy of the Prospectus, please write to Cadre Financial Services, Inc. at 905 Marconi Avenue, Ronkonkoma, New York 11779 or call (800) 221-4524, Ext. 2. This Statement of Additional Information is not a prospectus.

         The Fund operates as a money market mutual fund which seeks to maintain a stable net asset value of $1.00 per share and to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Investors may invest or redeem shares at any time without charge or penalty. Investment in the Fund is limited to investors who are either a hospital, health system, health facility, medical group, health insuring organization, or other health care institution, provider or payor.

         An investment in the Fund is neither insured or guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

         Cadre Financial Services, Inc. ("Cadre Financial") serves as the Fund's investment adviser and transfer and dividend disbursing agent. Cadre Securities, Inc. ("Cadre Securities"), an affiliate of Cadre Financial, is the Fund's distributor.

                                TABLE OF CONTENTS
                                                                   Page

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES......................    1
MANAGEMENT OF THE FUND............................................    3
INVESTMENT ADVISORY AND MANAGEMENT  SERVICES......................    3
DISTRIBUTION AGREEMENT............................................    6
CONSULTING AGREEMENTS.............................................    6
DETERMINATION OF NET ASSET VALUE..................................    7
FUND PERFORMANCE..................................................    8
PORTFOLIO TRANSACTIONS............................................   10
INFORMATION ABOUT THE FUND........................................   11
CUSTODIAN, COUNSEL AND INDEPENDENT AUDITORS.......................   12
INDEPENDENT AUDITORS' REPORT......................................  F-1
APPENDIX .........................................................  A-1

                                 April 30, 1997

================================================================================

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease beyond the specified policy or limitation resulting from a change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

         The Fund's fundamental investment limitations cannot be changed without approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below and those identified as such in the Prospectus, the investment policies and limitations described in this Statement of Additional Information and the Prospectus are not fundamental and may be changed without shareholder approval.

         The following and those described as "certain fundamental policies" in the Prospectus are the Fund's fundamental investment limitations. The Fund may not:

         (1) Purchase common stocks, preferred stocks, warrants, other equity securities.

         (2) Borrow money, except (i) from banks for temporary or emergency (not leveraging or investment) purposes or (ii) by engaging in reverse repurchase agreements, provided that (i) and (ii) in combination ("borrowings") do not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

         (3) Sell securities short, or write or purchase put or call options.

         (4) Underwrite the securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so called "restricted securities").

         (5) Purchase or sell real estate unless acquired as the result of ownership of securities (but this shall not prevent the Fund from purchasing and selling marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Fund from purchasing interest in pools of real estate mortgage loans).

         (6) Make loans to others, except through the purchase of debt obligations and through repurchase agreements as described in the Prospectus.

         (7) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of a single issuer, or it would own more than 10% of the outstanding voting securities of a single issuer.

         (8) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as result, more than 25% of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund may invest more than 25% of its assets in obligations issued by domestic banks.

         While domestic branches of foreign banks may, under certain circumstances, be considered domestic banks, the Fund does not currently intend to invest in obligations issued by such branches. Should this policy be changed, the Fund will invest only in instruments issued by those domestic branches which are subject to the same regulation as United States banks.

         Also, while foreign branches of domestic banks may, under certain circumstances, be considered domestic banks, the Fund does not currently intend to invest in obligations issued by such branches. Should this policy be changed, the Fund's investment adviser must disclose that the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as that of investing in instruments issued by a domestic parent, in that the domestic parent would be unconditionally liable in the event that the foreign failed to pay on its instruments for any reason.

         (9) Invest in companies for the purpose of exercising control.

         (10) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets to the extent permitted by Section 12(d)(1) of the Investment Company Act of 1940.

         (11) Purchase or sell commodities or commodity contracts, including futures contracts.

         (12) Issue bonds or any other class of securities preferred over or senior to shares of the Fund in respect of the Fund's assets or earnings, except that the Trust may establish additional series of shares in accordance with its Declaration of Trust.

                             MANAGEMENT OF THE FUND

         Trustees of the Fund, together with their ages and information as to their principal business occupations during at least the last five years, are shown below.

         JAY HUDSON, CHAIRMAN AND TRUSTEE. President and Chief Executive Officer of Community Hospital of the Monterey Peninsula since 1990; Chief Operating Officer from 1987 to 1990; and Senior Vice President from 1982 to 1987. His address is 23625 Holman Highway, Monterey, California 93940. Age 59.

         J. KENDALL ANDERSON, TREASURER AND TRUSTEE. Chief Executive Officer of John Muir Medical Center. His address is 1601 Ygnacio Valley Road, Walnut Creek, California 94598. Age 53.

         ALAN H. ANDERSON, TRUSTEE. President, South Coast Health Care Management, Inc. His address is 3901 E. 4th Street, Long Beach, California 90814. Age 53.

         ELIZABETH S. CURTIS, TRUSTEE. Executive Director of Sharp Community Medical Group since April 1994. Vice President of Physician Services, Sharp Healthcare, San Diego, California from March 1989 to March 1991 and Director of Finance, Sharp Memorial Hospital, San Diego, California from November 1987 to March 1989. Her address is 8665 Gibbs Drive, Suite 201, San Diego, California 92123. Age 38.

         JOSEPH D.K. DIAZ, JR., TRUSTEE. Regional Director, California Association of Health Facilities since 1984. His address is 1140 Wall Street, P.O. Box 370, La Jolla, California 92038. Age 47.

         FRANK E. GIBSON, TRUSTEE. Chief Executive Officer of Sequoia Health Care District since 1996. President and Chief Executive Officer of Hospital Consortium of San Mateo County from 1981 until 1996. His address is 1600 Trousdale Drive, Burlingame, California 94010. Age 54.

         Trustees are reimbursed for expenses incurred to attend meetings of the Board of Trustees and receive no attendance fees or other compensation.

                   INVESTMENT ADVISORY AND MANAGEMENT SERVICES

         Cadre Financial Services, Inc. ("Cadre Financial"), with offices at 905 Marconi Avenue, Ronkonkoma, New York 11779, is the Fund's investment adviser and manager. It is a wholly-owned subsidiary of AMBAC Capital Corporation which, in turn, is a wholly-owned subsidiary of AMBAC Inc. Through its subsidiaries, AMBAC Inc. is a leading insurer of municipal and structured finance obligations and a provider of investment contracts and interest rate swaps to states, municipalities and municipal authorities. AMBAC Inc. is a publicly held company whose shares are traded on the New York Stock Exchange.

         On December 31, 1996, AMBAC Investment Management, Inc. ("AIMI") acquired certain assets of the Fund's former adviser and manager, changed its name to Cadre Financial Services, Inc., and is now the Fund's investment adviser and manager. Since 1995, AIMI has served as the investment adviser of AMBAC Treasurers Trust, a registered investment company with three investment portfolios (including two money market funds) and total assets of approximately $100 million as of December 31, 1996. It also now manages and is investment adviser to collective, short-term investment programs for a number of local governmental and municipal entities as a result of its 1996 acquisition of certain assets from the Fund's former investment adviser and manager. Those programs, none of which are registered under the Investment Company Act of 1940, had total assets of approximately $1.8 billion as of December 31, 1996.

         Pursuant to a Management and Investment Advisory Agreement (the "Advisory Agreement") with the Trust dated December 30, 1996, Cadre Financial acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the Fund in accordance with its investment objective, policies and limitations. Cadre Financial also acts as the Fund's transfer and dividend disbursing agent. It provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, and pays the salaries of all personnel of Cadre Financial and its affiliates performing services relating to research, statistical and investment activities. In addition, Cadre Financial or its affiliates, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Fund, including transfer and dividend disbursing agent services. These services include providing facilities for maintaining the Fund's organization, supervising relations with custodians, accountants, and other persons dealing with the Fund, preparing all general shareholder communications and conducting shareholder relations, maintaining the Fund's records and the registration of the Fund's shares under federal and state law, developing management and shareholder services for the Fund and furnishing reports, evaluations and analysis for the Board of Trustees.

         Cadre Financial is responsible for the payment of expenses and costs incurred to provide the Fund with management and investment advisory services, brokerage fees and commissions in connection with the Fund's investments. The expenses of the Fund which have not been assumed by Cadre Financial, including interest and taxes, expenses of those Trustees who are not "interested persons," legal and audit expense, custodial fees, insurance and expenses of preparing and filing (but not printing and mailing) amendments to the Fund's registration statements, reports, notices and meeting material to shareholders, are paid by the Fund. Cadre Financial also provides portfolio and general accounting record maintenance.

         The Fund organizational expenses of $94,540 were paid by the Fund's original investment adviser and manager. On February 8, 1995, the net asset value of the Fund was $25,000,000 or more for a period of 30 consecutive days and as a result, the Fund's original investment adviser and manager was entitled to be reimbursed for those expenses. Reimbursement payments have been, and will continue to be, made ratably during the period that commenced February 8, 1995 and ends July 31, 1997. Since December 31, 1996, these reimbursement payments have been paid to Cadre Financial.

         The Advisory Agreement was approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons " of the Trust, as defined by the Investment Company Act of 1940 (the "Independent Trustees"), at a meeting held in person on October 22, 1996. The Advisory Agreement was also approved by the shareholders of the Fund at a meeting held on November 26, 1996. The Advisory Agreement will continue in effect until December 30, 1998, and may be continued in effect from year to year thereafter upon the approval of the Fund's shareholders or the Board of Trustees. Each annual continuance also requires approval by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority (as defined n the Investment Company Act of 1940) of the outstanding shares of the Fund, or by Cadre Financial, in each case on 60 days' written notice. The Advisory Agreement will automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940 and rules thereunder).

         For the services of Cadre Financial under the Advisory Agreement, the Fund pays Cadre Financial a monthly management fee at an annual rate of .40% of the first $250,000,000 of its average net assets, .3675% of the next $250,000,000 of such average assets, and .3350% of such assets in excess of $500,000,000.

         During the period ending December 31, 1997, and thereafter subject to revision or termination upon 90 days' notice to the Fund, Cadre Financial has agreed to not impose all or a portion of its management fee and to take other action, to the extent necessary, to maintain the Fund's aggregate operating expenses (excluding interest, taxes and extraordinary expenses) at an annual rate of not more than .85% of the average daily net assets for any fiscal year or for a portion of such year if the Agreement is terminated or revised.

         The Fund paid its original adviser and manager fees for advisory and management services during the years ended December 31, 1996, 1995 and 1994 of $163,284, $-0- and $-0-, respectively, pursuant to a Management and Investment Advisory Agreement providing for management fees at the same rate as the current Advisory Agreement. As described in the Prospectus, the Fund's former adviser and manager waived certain portions of its management fees during some of those years.

                             DISTRIBUTION AGREEMENT

         Pursuant to a Distribution Agreement (the "Distribution Agreement") with the Trust dated __________, 1997, Cadre Securities, an affiliate of Cadre Financial, acts as the Fund's distributor . The Distribution Agreement was approved by the Board of Trustees of the Trust, including the Independent Trustees, at a meeting held in person on October 22, 1996. The Distribution Agreement will continue in effect until __________, 1999, and may be continued in effect from year to year thereafter upon the approval of the Fund's shareholders or the Board of Trustees. Each annual continuance also requires approval by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or a majority (as defined in the Investment Company Act of 1940 ) of the outstanding shares of the Fund, or by Cadre Securities, in each case on sixty (60) days' written notice. The Distribution Agreement will automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940 and rules thereunder).

         Cadre Securities provides services under the Distribution Agreement in consideration of the fees paid by the Fund to its affiliate, Cadre Financial, for the advisory and management services provided pursuant to the Advisory Agreement.

                              CONSULTING AGREEMENTS

         Pursuant to a Consulting Agreement (the "Consulting Agreement") dated December 30, 1996 between SharePlus, Inc. ("SharePlus") and Cadre Financial, SharePlus provides management consulting, but not distribution or investment advisory, services to assist Cadre Financial in providing management services to the Fund. Cadre Financial, and not the Fund, pays fees to SharePlus as described in the Prospectus.

         The Consulting Agreement continues until terminated by SharePlus, which it may do without payment of penalty on sixty

(60) days' written notice. Cadre Financial may not terminate the Consulting Agreement. The Consulting Agreement automatically terminates on the date that the Advisory Agreement terminates.

                        DETERMINATION OF NET ASSET VALUE

         The Fund's investments are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in valuations that are higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund, computed as described above, may tend to be higher than a like computation made by a fund with identical investments using a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if use of amortized costs by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The valuation of the Fund's instruments based upon amortized cost and the concomitant maintenance of the Fund's net asset value at $1 per share is permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, pursuant to which the Fund must adhere to certain conditions described in the Prospectus under "Description of the Fund-Management Policies."

         The Board of Trustees monitors adherence to SEC rules and regulations concerning money market funds, and has established procedures designed to stabilize, to the extent reasonably possible, the Fund's net asset value calculated on the basis of amortized cost. The Trustees will review the Fund's holdings, at such intervals as they deem appropriate, to determine whether the net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. If the Trustees determine that such a deviation exists, they have agreed to take such corrective action, if any, as they deem necessary or appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing net asset value by using available market quotations.

                                FUND PERFORMANCE

         The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's yield and total return fluctuate in response to market conditions and other factors.

         YIELD CALCULATIONS. The seven day yield for the period ending December 31, 1996 was 4.65% and the effective yield for the same period was 4.76%.

         The yield quotation based upon the foregoing seven day period was computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then multiplied by (365/7), with the resulting yield figure carried to the nearest hundredth of one percent.

                  Yield = ending value - beginning value x 365
                          ------------------------------   ---
                                beginning value             7

         The effective yield based upon the foregoing seven day period was computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then compounded by adding 1, raising the sum to a power of 365 divided by 7, and subtracting 1 from the result, with the resulting effective yield figure carried to the nearest hundredth of one percent.

                                                         365/7
              Effective Yield = [(Base Period Return + 1)     ] -1

         The net change in value used to compute yield and effective yield reflects reinvested distributions, fees, and expenses. Yields fluctuate in response to market conditions. The numbers quoted are historical and are not intended to indicate future yields.

         Yield information may be useful in reviewing the Fund's performance and in providing a basis for comparison with other investment alternatives. However, the Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. Yields for the Fund are calculated on the same basis as other money market funds, as required by regulation.

When comparing investment alternatives, investors should also note the quality and maturing of the portfolio securities held by the respective investment companies they have chosen to consider.

         Investors should recognize that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

         The Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price, if any) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

         The Fund's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc. (Lipper), an independent service that monitors the performance of mutual funds. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to performance rankings, the Fund may compare its total expense ratio to the average total expense ratio of all money market funds as tracked by Lipper. A fund's total expense ratio is a significant factor in comparing money market investments because of its effect on net yield.

         The Fund may also compare its performance to several products offered by banks. Unlike the Fund, certain bank products such as Money Market Deposit Accounts, Super NOW Accounts, and Certificates of Deposit are insured by the Federal Deposit Insurance Corporation. The Fund may compare its yield, both the 7-day annualized current yield and the effective yield, to those of Money Market Accounts, Super NOW Accounts, and Certificates of Deposit quoted in the Bank Rate Monitor National Index, an average of the quoted rates for 100 leading banks and thrifts in 10 U.S. cities, chosen to represent the 10 largest Consumer Metropolitan Statistical Areas. In addition, the Fund may compare its yield to the Auction Average Discount Rate for 182-day Treasury Bills. Six-month Treasury Bills are issued at a discount from their face value in weekly auctions. Consequently, their yield is quoted as a yield to maturity reflecting the accretion of the discount as the bill matures. The Fund may also compare its yield to the Federal Funds rate, which is the interest rate that banks charge each other for overnight loans through the Federal Reserve System to meet reserve requirements. Both the yield on 6-month Treasury Bills and the Federal Funds rate are considered to be sensitive indicators of interest rates trends.

                             PORTFOLIO TRANSACTIONS

         Portfolio securities ordinarily are purchased directly from the issuer or an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Fund for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price.

         Transactions are allocated to various dealers by Cadre Financial in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable Cadre Financial to supplement its own research and analysis with the views and information of other securities firms. Securities transactions are not directed to securities firms in consideration of sales of Fund shares or of shares of other funds advised by Cadre Financial.

         Research services furnished by brokers through which the Fund effects securities transactions may be used by Cadre Financial in advising other funds it advises and, conversely, research services furnished to Cadre Financial by brokers in connection with other funds Cadre Financial advises may be used by Cadre Financial in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of Cadre Financial that the receipt and study of such services should not reduce the overall expenses of its research department.

                           INFORMATION ABOUT THE FUND

         The Fund is a portfolio of the Cadre Network Health Financial Services Trust, which was organized as a California trust on February 12, 1992, and commenced operations on November 1, 1992. In 1997, its name was changed from Hospital and Health Facilities Trust to Cadre Network Health Financial Services Trust. The Declaration of Trust permits the Board of Trustees to create additional series (portfolios), each of which will issue a separate class of shares. At this time, the Fund is the only portfolio that has been created. The assets of the Trust received for the issue or sale of the shares of each portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such portfolio, and constitute the underlying assets of such portfolio. The underlying assets of each portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios are to be allocated in proportion to the net assets of the respective portfolios except where allocations of direct expense can otherwise be fairly made. The Board of Trustees has the power to determine which liabilities are allocable to a given portfolio, or which are general or allocable to all of the portfolios. In the event of the dissolution or liquidation of the Trust, the holders of the shares of each portfolio are entitled to receive as a class the underlying assets of such portfolio available for distribution.

         SHAREHOLDER AND TRUSTEE LIABILITY. Under California law shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the portfolios' property of any shareholder held personally liable for the obligations of the portfolios, and requires the Trust to reimburse a Shareholder for all legal and other expenses reasonably incurred in connection with any liability. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a portfolio itself would be unable to meet its obligations. The Trust believes that, in view of the above, the risk of personal liability to shareholders is remote.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of bad faith, willful misconduct, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         VOTING RIGHTS. The Trust's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust's shares may, as set forth in the Declaration of Trust, initiate a vote of Shareholders as to any matter with regard to which Shareholders have a right to vote.

                   CUSTODIAN, COUNSEL AND INDEPENDENT AUDITORS

         First Trust National Association, Pioneer Building, 6th Floor, 336 North Robert Street, St. Paul, MN 55164 is the Fund's custodian. The custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

         Davis Wright Tremaine, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

         Price Waterhouse LLP, 201 North Service Road, Melville, New York 11747, has been selected as the Fund's independent auditor for fiscal year
1997.

                          INDEPENDENT AUDITORS' REPORT

                                 [TEXT TO COME]

                         CALIFORNIA HOSPITAL AND HEALTH
                          FACILITIES LIQUID ASSET FUND

                      HOSPITAL AND HEALTH FACILITIES TRUST

                              3 Mellon Bank Center
                            Pittsburgh, PA 15259-0001
                                 1-800-221-4524

                                  ANNUAL REPORT
                                DECEMBER 31, 1996


    Manager and
    Investment Advisor:           Cadre Financial Services, Inc.


    Custodian:                    Mellon Bank, N.A.

    Marketing Representative:     Cadre Financial Services, Inc.
                                  (through its affiliate Cadre Securities, Inc.)

    Counsel:                      Davis Wright Tremaine

    Independent
    Accountants:                  Price Waterhouse LLP

TO OUR PARTICIPANTS

Since its inception in April of 1993, the California Hospital and Health Facilities Liquid Asset Fund ('CHHFLAF") has provided California health care entities with high quality investment programs. During 1996, the Fund exceeded $70 million in total assets and ended 1996 at just over $40 million in total assets largely because of consolidations and mergers of hospital systems.

The professional support team which brings you this carefully managed investment program remains in place with Cadre Financial Services, Inc., our investment advisor and administrator; Cadre Securities, our marketing agent; Davis Wright Tremaine, our legal counsel; Price Waterhouse LLP, our independent accountants, and Mellon Bank, N.A. our custodian bank.

Your Trustees and professional team continue to regard safety of principal and interest as the most important investment goal, followed by liquidity and competitive yield. CHHFLAF is not permitted to borrow funds to leverage the portfolio nor speculate in the futures options markets. The portfolio is valued weekly and it must maintain a $1 net asset value.

Your Trustees ended 1996 by implementing several changes with an eye on improving performance and growth of the Fund for 1997. The proxy solicited in November 1996 provided the Trustees the ability to approve a new Investment Advisory Agreement with Cadre Financial Services, Inc. after their purchase by AMBAC, Inc., a triple A rated state and municipal bond insurer. Additionally, the Trustees will be directing Cadre Financial Services, Inc. to merge CHHFLAF with Cadre Network Health Financial Services Liquid Asset Fund, ("CNET") in early 1997 to take advantage of the economies these combined Funds will provide.

Speaking for the Trustees and all those associated with CHHFLAF, we look forward to serving you in 1997. It is our pledge to safely maximize your investment returns and to help manage your financial resources for today and the future.


Sincerely,



Chairman Jay Hudson &
The Board of Trustees and Officers

ANNUAL REPORT COMMENTS - DECEMBER 1996

The yield on the one year treasury bill increased 35 basis points for the twelve month period from January 1996 to December 1996, as economic fundamentals hinted of economic expansion and perceptions of future monetary policy shifted to Fed tightening.

The Federal Reserve Board (the Fed) reduced interest rates from 5.50% to 5.25% in January 1996, the only change in monetary policy during this period. The Gross Domestic Product (GDP) fluctuated dramatically each quarter in the twelve month period. The fourth quarter of 1995 GDP registered slow growth of .05%. The first quarter GDP report indicated the economy expanded at a modest 0.6%. The second quarter economic activity exhibited a strong rebound with a 4.7% growth. The third quarter GDP growth was a moderate 2.0%, well within the Fed's comfort zone of moderate economic growth without fear of inflation. However, fourth quarter growth once again exhibited strength increasing at a 4.5% rate. Overall, GDP for 1996 increased at a comfortable 2.1% pace. Annual inflation remained benign as the Consumer Price Index (CPI) and Producer Price Index (PPI) registered marginal increases 2.9% and 2.6% respectively.

Bond yields increased during the first quarter of 1996 as the investment community anticipated the Fed's next move would be to raise interest rates but, as the economic growth slowed and the wage pressure anticipated from the low unemployment rate (5.2%) never materialized, yields reversed their earlier increases. However, yields were higher at the end of 1996 than at the beginning of the year..

The financial markets anticipated (correctly) that the results of the November election would be a continuation of the status quo and responded positively to this scenario. The prospects for a balanced budget are improving, with the Republican Congress expected to contain the Democratic White House's spending plans and the White House limiting Congress' ambition to cut taxes.

At the start of the period, our investment strategy focused on maintaining the Fund's liquidity and keeping the weighted average maturity slightly bullish. However, in late 1996, as economic data pointed to slower growth, the Fund's weighted average maturity was extended to a more strongly bullish position.

We at Cadre will continue our efforts to successfully manage your investments generating the highest possible returns while accomplishing our primary goals of safety of principal and liquidity.


Cadre Financial Services, Inc.

                                BOARD OF TRUSTEES

Alan H. Anderson                            South Coast Health Care Management, Inc.

Elizabeth Curtis                            Sharp Community Medical Group

Joseph D.K. Diaz (IP)                       California Association of Health Facilities

Frank E. Gibson                             Hospital Consortium of San Mateo County

Robert L. Montgomery                        Alta Bates Corporation

Bruce M. Perry                              Community Hospitals of Central California

Aviva Truesdell                             Center of Health Resources, Inc.




                                    OFFICERS



Chairman                                             Jay Hudson

Executive Director                                   William K. Piche (IP)

Treasurer                                            J. Kendall Anderson

Secretary                                            J. Michael Gallagher (IP)

Annual Report Comments - December 1996



During 1995, the economy expanded at a 2.7% annual rate. The Federal Reserve (the Fed) deemed the economic expansion to be non-inflationary and targeted a 5.50% Federal Funds rate. Alan Greenspan, Chairman of the Federal Reserve Board, seems to have succeeded in steering the economy on a sustainable growth path.

Late in the first quarter of 1995, the economy suffered a significant contraction as consumers reduced spending. Consumer expenditures dropped off in the late first and early second quarter, and this caused inventories to build. The increasing inventories led to manufacturers scaling back production and employment in an effort to reduce unwanted inventories. This led to Growth Domestic Product (GDP) growth of 1.3%, well below the Fed's target of 2.5%. The inventory correction prompted Mr. Greenspan to adopt a less restrictive policy at the July Federal Open Market Committee meeting, lowering the Funds rate to 5.75%. The Fed lowered the Funds rate again in December 1995 to 5.50% as inflation, as measured by the Consumer Price Index, continued to improve.

Although GDP slowed during 1995, Federal Reserve policy appears to be on track. The economy has reduced out unwanted inventories and currently enjoys moderate growth, low inflation, a stronger dollar and lower long term rates. This environment can be attributed to increased productivity and globalization. These factors hold additional significance because they should continue to keep inflationary pressures at bay. These developments have led to a less restrictive Fed policy and shifted attention to the deficit reduction proposals. Both the Fed and Wall Street have reacted positively to the balanced budget proposals. Mr. Greenspan has suggested support of the plan in the form of lower rates if a balanced budget is passed. The bond market has reacted by driving rates to levels not seen since 1994.

We positioned ourselves for the sustained rally which took place throughout the year. The Fund's investments focused on longer maturity securities as further rate reductions were anticipated.

Looking forward, we believe the economy will not reach its potential as the consumer is in no condition to fuel an expansion. Moderate economic growth, coupled with no inflation and anticipated fiscal drag from the budget plan, will induce the Federal Reserve to ease further. We are going to continue to maintain a bullish stance to take advantage of further market improvement and Federal Reserve action.

We at Cadre will continue our efforts to successfully manage your investments, generating the highest possible returns while accomplishing our primary goal of safety of principal.



Cadre Consulting Services, Inc.

December, 1995

                        REPORT OF INDEPENDENT ACCOUNTANTS

JANUARY 31, 1997

TO THE BOARD OF TRUSTEES AND PARTICIPANTS OF THE
CALIFORNIA HOSPITAL AND HEALTH FACILITIES LIQUID ASSET FUND


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Hospital and Health Facilities Liquid Asset Fund (the "Fund"), one of the portfolios constituting the Hospital and Health Facilities Trust at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ending December 31, 1996 and 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996, by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the years ended December 31, 1994 and 1993, and for the period November 1, 1992, (commencement of operations) through December 31, 1992, were audited by other independent accountants whose report dated February 17, 1995, expressed an unqualified opinion on those statements.

                      HOSPITAL AND HEALTH FACILITIES TRUST

                    CALIFORNIA HOSPITAL AND HEALTH FACILITIES
                                LIQUID ASSET FUND

                             SCHEDULE OF INVESTMENTS

                                DECEMBER 31, 1996

   Principal                                                                   Yield to
    Amount                        Description/                             Maturity on Date                 Value
(in thousands)                    Maturity Date                            of Purchase                     (Note 2)
--------------                    --------------                            ----------------               --------
Commercial paper - (69.62%)

 $  1,000                          Akzo Nobel, Inc.                             5.56%                     $    989,727
                                   March 11, 1997

    1,000                          Bear Stearns Co., Inc.                       5.50                           985,572
                                   April 9, 1997

    1,000                          CS First Boston                              5.45                           995,862
                                   January 29, 1997

    1,000                          CS First Boston                              5.51                           989,727
                                   March 11, 1997

    1,000                          Ciesco LP                                    5.55                           998,032
                                   January 14, 1997

    1,000                          Corporate Asset Funding Co., Inc.            5.62                           983,953
                                   April 17, 1997

    1,200                          Dean Witter Discover & Co.                   5.90                         1,195,747
                                   January 23, 1997

    2,000                          Fingerhut Owner Trust                        5.70                         1,997,511
                                   January 9, 1997

    2,000                          Ford Motor Credit Co.                        5.44                         1,993,805
                                   January 22, 1997

    1,500                          General Electric Capital Services            5.51                         1,495,050
                                   January 23, 1997

    1,000                          Golden Peanut Co.                            5.47                           988,391
                                   March 21, 1997

    1,000                          Goldman Sachs Group LP                       5.49                           992,407



                                   February 21, 1997

                      HOSPITAL AND HEALTH FACILITIES TRUST

                    CALIFORNIA HOSPITAL AND HEALTH FACILITIES
                                LIQUID ASSET FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 1996

   Principal                                                                 Yield to
    Amount                       Description/                                   Maturity on Date                         Value
(in thousands)                   Maturity Date                                   of Purchase                            (Note 2)
--------------                   -------------                                  ----------------                       ----------

Commercial paper - (continued)

$   1,500                        Hertz Corp.                                          5.65%                         $    1,497,919
                                 January 10, 1997

    1,000                        IBM Credit Corp.                                     5.44                                 997,050
                                 January 21, 1997

    1,000                        Merrill Lynch & Co., Inc.                            5.54                                 989,468
                                 March 13, 1997

    1,000                        Merrill Lynch & Co., Inc.                            5.58                                 972,366
                                 July 7, 1997

    1,500                        National Rural Utilities Co-op Fin. Corp.            5.44                               1,495,583
                                 January 21, 1997

    1,675                        Preferred Receivables Co.                            5.60                               1,671,417
                                 January 15, 1997

   1,000                         Procter & Gamble                                     5.44                                 996,010
                                 January 28, 1997

   1,000                         San Paolo U.S. Financial Co.                         5.68                                 995,458
                                 January 31, 1997

   1,000                         San Paolo U.S. Financial Co.                         5.58                                 993,339
                                 February 14, 1997

   1,000                         Sandoz Corp.                                         5.43                                 996,761
                                 January 23, 1997

   1,700                         Xerox Corp.                                          5.85                               1,696,742
                                 January 13, 1997
--------                                                                                                                ----------

$28,075                          Total commercial paper                                                                 27,907,897
=======                                                                                                                 ----------

                           (Amortized cost - $27,907,897)


                      HOSPITAL AND HEALTH FACILITIES TRUST

                    CALIFORNIA HOSPITAL AND HEALTH FACILITIES
                                LIQUID ASSET FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 1996

 Principal                                                                   Yield to
    Amount                 Description/                                    Maturity on Date                         Value
(in thousands)             Maturity Date                                    of Purchase                           (Note 2)
--------------             -------------                                   ----------------                     ----------
Bankers' acceptances -
(20.20%)

 $  1,200                  Corestates Bank                                      5.59%                             $1,199,097
                           January 6, 1997

    1,500                  Fifth Third Bank                                     5.46                               1,499,996
                           January 3, 1997

    2,000                  First Union - North Carolina                         5.63                               1,993,989
                           January 21, 1997

    2,000                  Morgan Guaranty Trust Co. NY                         5.08                               1,999,754
                           February 13, 1997

    1,428                  Nationsbank South                                    5.51                               1,403,512
                           April 28, 1997


$   8,128                  Total bankers' acceptances                                                              8,096,348
=========                                                                                                       ------------
                           (amortized cost - $8,096,348)

U.S. Government agency
obligation - (2.50%)

$  1,000                   Federal Home Loan Mortgage Corp.                     4.94                                 999,657
                           February 20, 1997
----------

$  1,000                   Total U.S. Government agency obligation                                                   999,657
==========                                                                                                      ------------
                           (amortized cost - $999,657)

                         (Amortized cost - $27,907,897)

                      HOSPITAL AND HEALTH FACILITIES TRUST

                    CALIFORNIA HOSPITAL AND HEALTH FACILITIES
                                LIQUID ASSET FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 1996

   Principal                                                          Yield to
    Amount                 Description/                             Maturity on Date                         Value
(in thousands)             Maturity Date                            of Purchase                            (Note 2)
--------------             -------------                            ----------------                       --------
Securities purchased
under agreement to
resell - (7.41%)

$   2,971                  Lehman Government Securities                         6.89%                   $ 2,971,000
                           6.80% dated December 31, 1996,
                           maturing January 2, 1997 to be
                           repurchased at $2,972,122, collateralized
                           by $2,700,000 in U.S. Treasury Bonds,
                           7.625%, due February 15, 2025, value
                           $3,074,625
                           (cost $2,971,000)


---------                  Total securities purchased under                                            ------------
$   2,971                    agreement to resell                                                          2,971,000
                                                                                                       ------------


                           Total investments - 99.73%                                                   $39,974,902

                           Cash and other assets in
                            excess of liabilities - .27%                                                    109,966
                                                                                                       ------------

                           Net assets - 100.0%                                                          $40,084,868
                                                                                                       ------------



                  The accompanying notes are an integral part
                         of these financial statements.

                      HOSPITAL AND HEALTH FACILITIES TRUST
                    CALIFORNIA HOSPITAL AND HEALTH FACILITIES
                                LIQUID ASSET FUND

                       STATEMENT OF ASSETS AND LIABILITIES


                                     ASSETS



Investment in securities, at value (Note 2):
  Commercial paper                                                                          $27,907,897
  Bankers' acceptances                                                                        8,096,348
  U.S. Government agency obligation                                                             999,657
  Securities purchased under agreement
   to resell                                                                                  2,971,000
                                                                                           ------------
          Total investments                                                                  39,974,902
Cash                                                                                            769,435
Deferred organization costs (Note 2)                                                             13,151
Interest receivable                                                                             118,976
Other assets                                                                                     14,752
                                                                                           ------------
          Total assets                                                                       40,891,216
                                                                                           ------------
                                              LIABILITIES
Cash received from participants pending
 investment in Fund shares                                                                      749,794
Investment advisory fees payable                                                                 14,374
Custodian fee payable                                                                            12,710
Audit fee payable                                                                                12,500
Legal fees payable                                                                                1,886
Due to Cadre                                                                                     15,084
                                                                                            -----------
          Total liabilities                                                                     806,348
                                                                                            -----------
Commitments and contingent liabilities (Note 3)

                                              NET ASSETS

Net assets (equivalent to $1.00 per share
 of 40,084,868 shares of beneficial interest
 outstanding)                                                                               $40,084,868
                                                                                            ===========



                   The accompanying notes are an integral part
                         of these financial statements.

                      HOSPITAL AND HEALTH FACILITIES TRUST

                    CALIFORNIA HOSPITAL AND HEALTH FACILITIES
                                LIQUID ASSET FUND

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

Investment income                                                                      $ 2,648,404
                                                                                       -----------

Expenses (Note 3):

  Manager and investment advisory fees                                                     194,097
  Custodian fees                                                                            57,854
  Audit fees                                                                                12,500
  Legal fees                                                                                10,062
  Liability insurance                                                                       29,625
  Amortization of deferred organization cost                                                21,560
  Other expenses                                                                             4,309
                                                                                      ------------
          Total expenses                                                                   330,007
Less waived fees                                                                            16,438
                                                                                       -----------
Net expenses                                                                               313,569
                                                                                       -----------
Investment income - net and
 net increase in net assets
 resulting from operations                                                             $ 2,334,835
                                                                                       ===========

                   The accompanying notes are an integral part
                         of these financial statements.

                      HOSPITAL AND HEALTH FACILITIES TRUST

                    CALIFORNIA HOSPITAL AND HEALTH FACILITIES
                                LIQUID ASSET FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  Year ended December 31,
From operations:                                                                             1996                         1995
                                                                                             ----                         ----

     Investment income - net                                                            $   2,334,835                $   2,228,249
                                                                                         -------------                -------------
     Net increase in net assets
     resulting from operations                                                              2,334,835                    2,228,249
     Dividends and distributions
     to participants (Note 4)                                                              (2,334,835)                  (2,228,249)
                                                                                        ------------                 -------------
                                                                                             -                             -
                                                                                      --------------                 -------------
From transactions in shares of beneficial
 interest (at $1 per share):

    Proceeds from sales of shares                                                         334,687,508                  236,085,679
    Net asset value of shares issued to
     participants in reinvestment of
     dividends and distributions                                                            2,334,835                    2,228,249
                                                                                        -------------                 ------------
                                                                                          337,022,343                  238,313,928
Cost of shares repurchased                                                               (338,801,089)                (216,990,699)
                                                                                         ------------                  -----------
Change in net assets derived from
 transactions in shares of beneficial interest                                            (1,778,746)                   21,323,229
                                                                                       -------------                 -------------
Net (decrease)/increase in net assets                                                     (1,778,746)                   21,323,229
Net assets:
     Beginning of year                                                                     41,863,614                   20,540,385
                                                                                        -------------                -------------
     End of year                                                                        $  40,084,868                $  41,863,614
                                                                                        =============                =============










                   The accompanying notes are an integral part
                         of these financial statements.

                      HOSPITAL AND HEALTH FACILITIES TRUST

                    CALIFORNIA HOSPITAL AND HEALTH FACILITIES
                                LIQUID ASSET FUND

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996


NOTE 1 - DESCRIPTION OF THE FUND

The California Hospital and Health Facilities Liquid Asset Fund (the "Fund"), was established on February 12, 1992, as a common law trust organized under the laws of the state of California and is an investment portfolio of the Hospital and Health Facilities Trust (the "Trust"), which is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. Shares of the Fund are offered exclusively for hospitals, health systems, health facilities, medical groups, health insuring organizations, or other health care institutions, providers or payers. The purpose of the Fund is to enable those organizations to pool their available funds for investment. The Fund commenced operations on November 1, 1992.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS

Portfolio securities are valued at amortized cost, which approximates market value.

ACCOUNTING FOR INVESTMENTS

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). In computing net investment income, the Fund amortizes any premiums or discounts on securities owned. Gains or losses realized upon the sale of such securities are based on their amortized cost and are determined on the identified cost method. Interest accrued on securities purchased under agreement to resell is included in interest receivable.

INVESTMENT TRANSACTION RESTRICTIONS

The Fund is not permitted to engage in the trading of investment instruments with or through the Manager or Investment Advisor.

INCOME TAX STATUS

It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its participants. Therefore, no provision for Federal income taxes has been made.

SECURITIES PURCHASED UNDER AGREEMENT TO RESELL

Securities purchased under agreement to resell entered into with broker dealers are secured by U.S. government or agency obligations. However, due to the short-term nature of securities purchased under agreement to resell, the Fund does not take possession of the collateral pledged, but is held by the Custodian. Securities purchased under agreement to resell are collateralized at 102% of the obligation's principal and interest value to ensure that the value of the underlying collateral is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines, realization of the investment value by the Fund may be limited.

DEFERRED ORGANIZATION COSTS

Deferred organization costs are amortized on a straight line basis over five years. Such organization costs have been advanced by the Manager and Investment Advisor, Cadre Financial Services, Inc. ("Cadre"). The Fund will reimburse Cadre for such costs ratably from February 8, 1995, through July 31, 1997.

USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

NOTE 3 - FUND EXPENSES

MANAGER AND INVESTMENT ADVISORY FEE

Pursuant to a Manager and Investment Advisory agreement with the Fund, the Manager and Investment Advisor, Cadre provides investment advice and generally supervises the investment program of the Fund. Cadre is paid a fee at an annual rate of 0.40% of the first $250,000,000 of the Fund's average daily net assets, 0.3675% of the average net assets in excess of $250,000,000 but less than $500,000,000 and 0.335% of the Fund's average daily net assets in excess of $500,000,000. Such fee is calculated daily and paid monthly. On December 31, 1996, Cadre was acquired by AMBAC, Inc.

Cadre Securities, Inc. ("Cadre Securities"), an affiliate of Cadre, is the Fund's transfer and dividend disbursing agent and distributor. The Fund is not assessed fees for transfer agent services provided by Cadre Securities.

CONSULTING FEES

The Hospital Council of Northern and Central California Shared Services, Inc., an affiliate of the Hospital Council of Northern and Central California, which established the Trust, provides management consulting services to Cadre. The Fund is not obligated to pay these management consulting fees. No consulting fees were paid during the year ended December 31, 1996.

WAIVED FEES

For the period January 1, 1996 to March 31, 1996, Cadre waived a portion of its manager and investment advisory fees for the Fund. Total waived fees were $16,438.

OTHER FUND EXPENSES

The Fund pays out-of-pocket expenses incurred by its Trustees and officers (in connection with the discharge of their duties), insurance for the Trustees, fees of the Custodian, audit fees and legal fees.

NOTE 4 - DIVIDENDS AND DISTRIBUTIONS

On a daily basis, the Fund declares dividends and distributions from its net investment income and net realized gains or losses from securities transactions, if any. Such dividends and distributions are payable to participants of record at the time of the previous computation of the Fund's net asset value.


NOTE 5 - SECURITIES TRANSACTIONS

During the year ended December 31, 1996, sales and purchases of U.S. Government securities were $13,015,606 and $15,966,524, respectively.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding for each of the four years ended in the period ended December 31, 1996, and for the period November 1, 1992 (commencement of operations) through December 31, 1992, is as follows:


                                                                                                        Period ended
                                                        Year ended December 31,                          December 31,
                                                  1996           1995           1994           1993            1992
                                                  ----           ----           ----           ----            ----
Net asset value, beginning of period            $  1.00         $ 1.00         $ 1.00         $ 1.00           $ 1.00

Investment income - net                           0.048          0.058          0.042          0.030            0.006

Dividends and distributions
to participants                                  (0.048)        (0.058)        (0.042)        (0.030)          (0.006)
                                                -------         ------         ------         ------           ------

Change in net asset value                             -              -              -              -                -
                                                -------         ------         ------         ------           ------

Net asset value, end of period                  $  1.00         $ 1.00         $ 1.00         $ 1.00           $ 1.00
                                                -------         ------         ------         ------           ------

Total investment return                            5.00%          5.83%          4.11%          3.06%            .054%*

Expenses, before
reimbursement/waiver                               0.68%          0.67%          1.24%          1.58%            3.40%**

Expense net of
reimbursement waiver                               0.65%          0.27%          0.26%          0.19%            0.00%**

Net investment income, before
reimbursement waiver                               4.78%          6.05%          3.24%          1.61%           (0.04%)**

Net investment income, net
or reimbursement/waiver                            4.81%          5.78%          4.22%          3.00%            3.36%**

Number of shares outstanding
at end of year (in thousands)                    40,085         41,864         20,540          8,914            5,128

* - unannualized
** - annualized

                                    APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER
RATINGS:

         PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

                  - Leading market positions in well established industries.

                  -        High rates of return on funds employed.

                  - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

         AAA - Bonds which are rated Aaa are judged to be of best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or any an exceptionally stable margin and principal is secure. While the various protective elements are like to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:

         A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

         A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:

         AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB - Debt rated BBB is regarding as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

DESCRIPTION OF FITCH INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS:

         FITCH-1 - (Highest Grade) Commercial paper assigned this rating is regarding as having the strongest degree of assurance for timely payment.

         FITCH-2 - (Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

DESCRIPTION OF FITCH INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

         AAA - Bonds of this rating are regarded as strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance, varying with the length of maturity. Such bonds are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA bond is of showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high-class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt, by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

         AA - Bonds in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the "AAA" class, but a bond so rated may be of junior though strong lien - in many cases directly following an AAA bond - or the margin of safety is strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DUFF & PHELPS INC. COMMERCIAL PAPER RATINGS:

         DUFF 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

         DUFF 2 - Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DESCRIPTION OF DUFF & PHELPS INC. CORPORATE BOND RATINGS:

         DUFF 1 - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S.
Treasury debt.

         DUFF 2, 3, 4 - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                           PART C - OTHER INFORMATION

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements

         The following financial information is included in the Statement of Additional Information which is Part B to this Registration Statement.

         -        Schedule of Investments as of December 31, 1996

         -        Statement of Assets and Liabilities as of December 31, 1996

         -        Statement of Operations for the year ended December 31, 1996

         - Statements of Changes in Net Assets for the years ended December 31, 1996, 1995 and 1994

         - Financial Highlights for the years ended December 31, 1996, 1995 and 1994 , and the period November 1, 1992 through December 31, 1992

         - Report of Price Waterhouse LLP, independent auditors, dated January 31, 1997

         (b)      Exhibits

         (1)      Amended and Restated Declaration of Trust dated March 14, 1997

         (4)      See Declaration of Trust (Item (1) above), Articles 2, 6 and 7

         (5) Management and Investment Advisory Agreement dated December 30, 1996 between Hospital and Health Facilities Trust, on behalf of its portfolio known as California Hospital and Health Facilities Liquid Asset Fund, and AMBAC Investment Management, Inc.

         (6) Distribution Agreement dated __________, 1997 between Cadre Network Health Financial Services, on behalf of its portfolio known as Hospital and Health Facilities Liquid

                  Asset Fund, and AMBAC Securities, Inc. [To be filed by amendment]

         (8) Custodian Agreement dated __________, 1997 between Cadre Network Health Financial Services Trust, on behalf of its portfolio known as Cadre Network health Financial Services Liquid Asset Fund, and

                  First Trust National Association. [To be filed by amendment]

         (9)(a) Transfer Agent Agreement dated December 31, 1996 between Hospital and Health Facilities Trust, on behalf of its portfolio known as Hospital and Health Facilities Liquid Asset Fund, and AMBAC Investment Management, Inc.

         (9)(b) Consulting Agreement dated December 30, 1996 between SharePlus, Inc. and AMBAC Investment Management, Inc.


         (10) Opinion and consent of Davis Wright Tremaine (Incorporated by reference from Form N-1A, Amendment No. 3, filed on July 10,
                  1992)

         (11)     Consent of Price Waterhouse LLP, independent auditors

         (13) Initial Share Purchase Agreement dated July 10, 1992 (Incorporated by reference from Form N-1A, Amendment No. 3, filed on July 10, 1992)


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
          REGISTRANT



         Registrant may be deemed to be controlled by Cadre Financial Services, Inc., a Delaware corporation. Cadre Financial Services, Inc. is a wholly-owned subsidiary of AMBAC Capital Corporation, a Delaware corporation, which is in turn a wholly-owned subsidiary of AMBAC Inc., a Delaware corporation. Other persons who may deemed to be under common control with Registrant include AMBAC Indemnity Corporation, a Wisconsin stock insurance company, and HCIA Inc, a Maryland corporation, both of which are subsidiaries of AMBAC Inc. and the following (direct and indirect) subsidiaries of AMBAC Inc., each of which is a Delaware corporation: AMBAC Capital Management, AMBAC Investments, Inc., AMBAC Financial Services Holdings, Inc. and Cadre Securities, Inc.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

         As of February 1, 1997, the number of record holders of Fund Shares was as follows:

                                                        Number of
                  Title of Class                     Record Holders
                  --------------                     --------------
                  Shares                                    46


ITEM 27.  INDEMNIFICATION

         The provisions of Section 5.3 of Article 5 of the Declaration of Trust filed herewith as Exhibit (1) are incorporated by reference.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant for expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the Units being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

         Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940 so long as the interpretations of Sections 17(b) and 17(i) of the Investment Company Act of 1940 remain in effect and are consistently applied.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         See "Management of the Fund" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Management Services" in the Statement of

         Additional Information constituting Part B of this Registration Statement.

         The officers and directors of Cadre Financial and their business, vocation or employment of a substantial nature in the past two fiscal years are set forth below. Except as otherwise indicated, the principal business address of each person is 905 Marconi Avenue, Ronkonkoma, New York 11779.

                                                                                        Other Substantial
Name and Principal                         Position with                                Business, Vocation
Business Address                           Cadre Financial                              or Employment
----------------                           ---------------                              -------------
William T. Sullivan, Jr.                   Director and Chairman of                     None
                                           the Board/Chief Executive
                                           Officer

Francis X. Sullivan                        Director, President/Chief                    None
                                           Operating Officer

Stephen A. Attanasio                       Director, Managing Director                  None
                                           and Head of Investment
                                           Advisory Services

Michael W. Kelly                           Director and Managing                        None
                                           Director

Richard I. Bauer                           Managing Director                            None
568 High Street
Pottstown, PA 19464

Dolores O. Miller                          Managing Director                            None


Richard B. Gross                           Secretary                                    None
One State Street Plaza
New York, NY 10004

Thomas J. Gandolfo                         First Vice President,                        None
One State Street Plaza                     Assistant Treasurer and
New York, NY 10004                         Assistant Controller

Joan M. Restivo                            First Vice President                         None



Matthew L. Schroeder                       First Vice President and                     None
                                           Chief Risk Compliance
                                           Officer

Beth A. Smith                              First Vice President                         None

Paul E. Brody                              Vice President and Director                  None
One State Street Plaza                     of Operations
New York, NY 10004

Ralph T. Cianchetti                        Vice President                               None

Brian Clarke                               Vice President and                           None
                                           Assistant Treasurer

George J. Dittenhoefer                     Vice President                               None

Roisin T. Kilgallen                        Vice President, Treasurer                    None
One State Street Plaza                     and Controller
New York, NY 10004

                                                                                        Other Substantial
Name and Principal                         Position with                                Business, Vocation
Business Address                           Cadre Financial                              or Employment
----------------                           ---------------                              -------------
Richard Long                               Vice President                               None
One State Street Plaza
New York, NY 10004

Maureen Mollison                           Vice President                               None

David Nauss                                Vice President                               None
One State Street Plaza
New York, NY 10004

Evelyn R. Robertson                        Vice President and                           None
                                           Portfolio Manager

Peter Smith                                Vice President                               None

Timothy P. Sullivan                        Vice President                               None

William M. Sullivan                        Vice President                               None

Richard Thierge                            Vice President                               None

Richard Alger                              Assistant Vice President                     None
One State Street Plaza                     and Assistant Controller
New York, NY 10004

Anthony Bastardi                           Assistant Vice President                     None

Doreen Mackie                              Assistant Vice President                     None

Brian Moran                                Assistant Vice President                     None

Adelade Sullivan                           Assistant Vice President                     None

Stephen D. Cooke                           Assistant Secretary                          None

Kevin P. Dolan                             Assistant Secretary                          None

Anne G. Gill                               Assistant Secretary                          None
One State Street Plaza
New York, NY 10004

ITEM 29.  PRINCIPAL UNDERWRITERS

         (a) Cadre Securities, Inc., the Fund's principal underwriter, does not act as a principal underwriter, depositor or investment adviser to any other investment company registered under the Investment Company Act of 1940. It does act as principal underwriter for certain collective short-term investment programs operated for local governmental and municipal entities which are similar to investment companies, but are not required to register under the Investment Company Act of 1940. See Item 28.

         (b) Information with respect to directors and officers of Cadre Securities, Inc. is set forth below. Except as otherwise indicated, the principal business address of each person is 905 Marconi Avenue, Ronkonkoma, New York 11779.

                                                                                        Positions and
Name and Principal                         Positions and Offices                        Offices with
Business Address                           with Underwriter                             Registrant
----------------                           ----------------                             ----------
William T. Sullivan, Jr.                   Director and Chairman of                     None
                                           the Board

Francis X. Sullivan                        Director and Vice Chairman                   None
                                           of the Board

Stephen A. Attanasio                       Director, Managing Director                  None
                                           and Head of Investment
                                           Advisory Services

Michael W. Kelly                           Director and Managing                        None
One State Street Plaza                     Director
New York, NY 10004

Richard I. Bauer                           Managing Director                            None
568 High Street
Pottstown, PA 19464

Dolores O. Miller                          Managing Director                            None

Richard B. Gross                           Secretary                                    None
One State Street Plaza
New York, NY 10004

Thomas J. Gandolfo                         First Vice President,                        None
One State Street Plaza                     Assistant Treasurer and
New York, NY 10004                         Assistant Controller

Joan M. Restivo                            First Vice President                         None

Matthew L. Schroeder                       First Vice President and                     None
                                           Chief Risk Compliance
                                           Officer

Paul E. Brody                              Vice President and Director                   None
One State Street Plaza                     of Operations
New York, NY 10004

James E. Clark                             Vice President                               None
One Birch Street
Bayfield, WI 54814

Robert J. Cloherty                         Vice President                               None
2 Shady Lane
Pittsburgh, PA 15235

James J. Jacobs                            Vice President                               None
852 L. Johnson
St. Peter, MN 56082

Philip A. Johnson                          Vice President                               None
714 Lake Shore
Boulevard
Cheboygan, MI 49721

Roisin T. Kilgallen                        Vice President, Treasurer                    None
One State Street Plaza                     and Controller
New York, NY 10004

Richard Long                               Vice President                               None
One State Street Plaza
New York, NY 10004

David Nauss                                Vice President                               None
One State Street Plaza
New York, NY 10004

                                                                                        Positions and
Name and Principal                         Positions and Offices                        Offices with
Business Address                           with Underwriter                             Registrant
----------------                           ----------------                             ----------
Evelyn R. Robertson                        Vice President and                           None
                                           Portfolio Manager

Christopher A. Rohm                        Vice President                               None
35 Regency Circle
Gettysburg, PA 17325

Peter Smith                                Vice President                               None

James H. Strong                            Vice President                               None
2420 Camino Ramon
San Ramon, CA 94582


Timothy P. Sullivan                        Vice President                               None

William M. Sullivan                        Vice President                               None

Richard Thierge                            Vice President                               None

Richard Alger                              Assistant Vice President                     None
One State Street Plaza                     and Assistant Controller
New York, NY 10004

Brian Moran                                Assistant Vice President                     None

Stephen D. Cooke                           Assistant Secretary                          None

Kevin P. Dolan                             Assistant Secretary                          None

Anne G. Gill                               Assistant Secretary                          None
One State Street Plaza
New York, NY 10004

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

         The names and addresses of the persons maintaining physical possession of the accounts, books and other documents required to be maintained by
         Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are as follows:

                  Cadre Financial Services, Inc.
                  905 Marconi Avenue
                  Ronkonkoma, NY  11779

                  First Trust National Association
                  Pioneer Building, 6th Floor
                  336 North Robert Street
                  St. Paul, MN  55164

ITEM 31.  MANAGEMENT SERVICES

         Not Applicable

ITEM 32.  UNDERTAKINGS

         The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, State of California on the 25 day of February, 1997.

                                      CADRE NETWORK HEALTH
                                      FINANCIAL SERVICES TRUST

                                      By  /s/ Jay Hudson
                                        ---------------------------------------
                                           Its Chairman

         By signing below, the following persons constitute and appoint Jay Hudson or William K. Piche as their true and lawful attorneys-in-fact with full power and authority to sign and post-effective amendments to this Registration Statement and all other documents relating to this Registration Statement in their stead as the following persons could do in their capacities listed below if personally present; the following persons hereby ratify and confirm all that each of Jay Hudson or William K. Piche shall lawfully do by virtue of this appointment.

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                   Date
---------                         -----                                   ----
/s/ Jay Hudson                    Chairman and Member of                  February 25, 1997
-----------------------------     the Board of Trustees
(Jay Hudson)                      (Principal Executive
                                  Officer)

/s/ J. Kendall Anderson           Treasurer and Member of                 February 25, 1997
-----------------------------     the Board of Trustees
(J. Kendall Anderson)

/s/ Alan H. Anderson              Member of the Board of                  February 25, 1997
-----------------------------     Trustees
(Alan H. Anderson)

/s/ Elizabeth S. Curtis           Member of the Board of                  February 25, 1997
-----------------------------     Trustees
(Elizabeth S. Curtis)

/s/ Joseph D.K. Diaz Jr.          Member of the Board of                  February 25, 1997
-----------------------------     Trustees
(Joseph D.K. Diaz Jr.)

/s/ Frank E. Gibson               Member of the Board of                  February 25, 1997
-----------------------------     Trustees
(Frank E. Gibson)

                                  EXHIBIT INDEX

Exhibit
Number                   Exhibit                                   Page
------                   -------                                   ----
  (1)                    Amended and Restated
                         Declaration of Trust

  (5)                    Management and Investment
                         Advisory Agreement

  (6)                    Distribution Agreement [to
                         be filed by amendment]

  (8)                    Custodian Agreement [to be
                         filed by amendment]

  (9)(a)                 Transfer Agent Agreement

  (9)(b)                 Consulting Agreement

  (11)                   Consent of Price Waterhouse
                         LLP, independent auditors